Exhibit 10.12.H

3 November 2022

Julius Wei

Enhanced Investments Pty Ltd c/- BMY Group Pty Ltd

Level 4, 342 - 348 Flinders Street

Melbourne VIC 3000

By email

Dear Julius

WORKING CAPITAL FACILITY AGREEMENT – EXTENSION OF ALL ADVANCES

1	Introduction

1.1	Enhanced Investments Pty Ltd (ACN 639 583 930) (Lender, you) and TradeFloor Holdings Pty Ltd (ACN 603 342 329) (Borrower, we, us) are parties to the working capital facility agreement (as varied from time to time) (Agreement).

1.2	Terms that are not otherwise defined in this letter have their meaning given to them in the Agreement.

1.3	Pursuant to the Agreement, the “Termination Date” is calculated as the earlier of (i) the “Repayment Date” (being, 9 months after the date of Financial Close), and (ii) any date on which the Facility is terminated or cancelled by the Lender.

1.4	“Financial Close” is defined as the date on which the relevant Advance was made by you.

1.5	The parties have entered into variation letters in respect of thirteen Advances under the Agreement and the extension of the Termination Date under those Advances.

1.6	The parties now wish to extend all Advances such that the Termination Date for any Advance is 1 December 2023.

2	Extension of all Advances

2.1	Pursuant to the terms of this letter, the parties agree to extend the Termination Date for all Advances to 1 December 2023.

2.2	We request that you confirm in writing by countersigning this letter to the extension of the Termination Date for all Advances.

3	General

3.1	Notwithstanding any of the variations outlined in paragraph 2 above, nothing in this letter effects the application of all the other terms outlined in the Agreement.

3.2	This document may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

Signing Page

Executed by the Parties by their duly authorised representatives

Executed by TradeFloor Holdings Pty	)
Limited in accordance with section 127 of	)
the Corporations Act 2001 (Cth) by:	)

/s/ Ruihao Wei
Signature of Sole Director

RUIHAO WEI
Print name of Director

10th November 2022
Date

Executed by Enhanced Investments Pty	)
Ltd in accordance with section 127 of	)
the Corporations Act 2001 (Cth) by:	)

/s/ Ruihao Wei		/s/ Songyu Gao
Signature of Director		Signature of Director/Secretary

RUIHAO WEI		SONGYU GAO
Print name of Director		Print name of Director/Secretary

11th November 2022
Date